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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 24, 2006
                                                         (March 14, 2006)



                         AMERICAN RETIREMENT CORPORATION
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




         Tennessee                     01-13031               62-1674303
--------------------------------      -------------     ------------------------
 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)               File Number)         Identification No.)

         111 Westwood Place, Suite 200
              Brentwood, Tennessee                                37027
----------------------------------------------                 ----------
    (Address of Principal Executive Offices)                   (Zip Code)


                                 (615) 221-2250
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.


Explanatory note: The Registrant filed a Current Report on Form 8-K dated March 20, 2006 to report the decision of the Audit Committee of the Company's Board of Directors to dismiss and replace the Company's independent auditor. This amendment is being filed to include the attached Exhibit 16.1 and to update the information as of the date hereof.


(a) Dismissal of Independent Registered Public Accounting Firm.

On March 14, 2006, the Audit Committee of the Board of Directors of American Retirement Corporation (the "Company") dismissed KPMG LLP ("KPMG") as the Company's principal accountants.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and December 31, 2004, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

      KPMG's report on the consolidated financial statements of the Company as of and for the year ended December 31, 2004 contained separate paragraphs stating that "as discussed in Note 2 to the consolidated financial statements, the Company has restated its financial statements as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004" and "as discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company changed its method of accounting for variable interest entities in accordance with Financial Accounting Standards Board Interpretation No. 46(R), "Consolidation of Variable Interest Entities."

The audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains explanatory paragraphs that state:

      "The Company did not maintain adequate policies, procedures and personnel related to its interim and annual financial reporting processes. Specifically, the Company's policies and procedures related to its financial reporting processes did not provide for effective management research and review by adequately qualified personnel of interim and annual financial statement classifications prior to issuance of the related financial statements. In addition, the Company lacked adequate personnel resources possessing sufficient expertise to effectively perform a review of interim and annual financial information prior to issuance.

      The Company did not maintain adequate policies and procedures to ensure accounting and reporting of certain leasing transactions in accordance with US generally accepted accounting principles. Specifically, the Company's policies and procedures did not provide for the proper application of US generally accepted accounting principles for certain lease agreements that provide for variable lease payments over the terms of such lease agreements."

As a result of the aforementioned material weaknesses in internal control over financial reporting as of December 31, 2004, the Company failed to properly reflect certain transactions which resulted in the restatement of the Company's previously issued consolidated financial statements as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, and the unaudited financial information for each of the quarterly periods in 2004 and 2003.

In connection with the audits of the two fiscal years ended December 31, 2005, and the subsequent interim period through March 14, 2006, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its reports on the Company's financial statements for such years, or (2) reportable events, except that KPMG advised the Company of the material weaknesses described above.

The Company previously reported on its Form 8-K filed March 20, 2006 that during the two fiscal years ended December 31, 2005, and the subsequent interim period through March 14, 2006, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses discussed above, which is further described as follows:

      On June 8, 2005, the Company reported that the management of the Company and the Audit Committee of its Board of Directors determined that the Company would restate its previously issued consolidated financial statements for the fiscal years ended December 31, 2004, 2003 and 2002 and for the quarterly periods for the fiscal years ended December 31, 2004 and 2003, and that those previously issued financial statements should no longer be relied upon. Subsequently, on June 10, 2005, the Company filed certain amended and restated financial information on Form 10-K/A for these periods. These restatements reclassified certain entrance fee refund obligations from long-term liabilities, in accordance with long-standing industry understanding and practice, to current liabilities in accordance with SFAS No. 78, Classification of Obligations That Are Callable by the Creditor, since certain residency and care agreements at the Company's entry fee communities may be terminated by residents upon thirty days notice, and many of these agreements require that a portion of the original entrance fee be refunded within a specified number of days (less than one year) after the agreement is terminated. After consultation with KPMG LLP and the staff of the Securities and Exchange Commission, the Company concluded that a restatement of its balance sheet classification of certain entrance fee refund liabilities from long-term liabilities to current liabilities was necessary. In connection with the reclassification of certain entrance fee liabilities, the Company also reclassified: (1) certain tenant deposits from long-term liabilities to current liabilities;
      (2) gain (loss) on sale of assets to operating income or loss (from other income or expense); and (3) certain entrance fee, accrued interest and other items on the statement of cash flows. Finally, the Company adjusted its straight-line lease accounting for certain leases, which decreased lease expense in 2004, 2003 and 2002 by $1.2 million, $1.2 million, and $0.4 million, respectively, and the related deferred tax impact. The Company's Audit Committee discussed the restatement with KPMG and the Audit Committee has authorized KPMG to fully respond to the inquiries of the Company's successor principal accountants concerning the subject matter thereof.

The Company has provided KPMG with a copy of the foregoing disclosure and has requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements and, if not, stating the respects in which KPMG does not agree. A copy of the letter from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K/A.

(b) Engagement of New Independent Registered Public Accounting Firm.

The Audit Committee of the Board of Directors of the Company has selected Deloitte & Touche LLP ("Deloitte") as the Company's new independent registered public accounting firm; however, the engagement of Deloitte is subject to completion of Deloitte's customary client acceptance procedures. During the fiscal years ended December 31, 2005 and December 31, 2004, and through the date hereof, the Company has not consulted with Deloitte with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits

                  16.1       Letter of KPMG LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              AMERICAN RETIREMENT CORPORATION


                              By:     /s/ Bryan D. Richardson
                                      ------------------------------------------
                                      Bryan D. Richardson
                                      Executive Vice President - Finance and
                                      Chief Financial Officer

Date:   March 24, 2006


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



                                  EXHIBIT INDEX


     Exhibit
     Number                Description
     --------              -----------
     16.1                    Letter of KPMG LLP



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